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                OPPORTUNITY PLUS APPLICATION FORM       Aetna Life Insurance and Annuity Company        OPPORTUNITY PLUS
                TDA GROUP CONTRACT                      Home Office:  151 Farmington Avenue             PROCESSING OFFICE
                                                        Hartford, Connecticut  06156                    P.O. Box 12894
                                                                                                        Albany, NY  12212-2894

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                CLIENT INFORMATION

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                1.  Name of

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                2.  Billing address

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                    City                                State                                           Zip
                                                                                                        code
                --------------------------------------- ----------------------------------------------- ---------------------------
                3.  Tax Identification No.
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                ACCOUNT INFORMATION
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                4.  Name of plan (if any)
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                5.  Contract effective date
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                6.  Is Aetna to bill for payments due?      |_|  Yes |_|  No
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                7.  Will this contract change or replace any existing life insurance or annuity contract? |_|  Yes  |_|  No
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                    If yes, please provide carrier name, account number, and date to be cancelled

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                8.  Special Requests
                                        -------------------------------------------------------------------------------------------

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                I understand that annuity payments and termination values (if any) provided by the contract being applied for, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

                         Dated at ______________________ this ____ day of _____________________ 19____
                                      City and State

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                                        Witness                                           Contract Holder
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                Corrections and amendments (Processing Office Use Only). Errors and omissions may be corrected by the Company but no change in plan, classification, amount, or extra benefits shall be made without written consent of the contract holder.


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                AGENT'S NOTE:
                Do you have any reason to believe any existing life insurance or annuity contracts will be modified or replaced if
                this contract is issued?        |_|  Yes    |_|  No

                                                                            -------------------------------------------------------
                                                                                            Signature of Agent
                AGENT INFORMATION
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                Aetna Office Name                                                                       ALIAC Code
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                Client Reporting Agent Name                                                             ALIAC Code
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                Is this case to be tied (bunched) to an existing case? |_|  Yes        |_|  No
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                If yes, indicate existing case name and Master Billing Group No.
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                      Home Office approved for Modified Group, indicate:
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                      a)  Agent of Record Name (if any)                                                 ALIAC Code
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                      b)  Asset Base Compensation should go to: |_|  AOR      |_|  Producer
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300-TDA-HH(xc)
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                                                                                           Billing Group No.
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                                                                  H.O. Use Only

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State                   Area                    Agcy.                   Er #
               --- ----         ---- --- ----           --- ---- ----          ---- ---- --- ---- ---- ---- --- ---- ----

               --- ---- ---- ---- --- ---- ---- ----              ---- --- ---- ---- ---- --- ---- ----                   ---
App. Dte.                                             Plan eff.                                         Contract Type
               --- ---- ---- ---- --- ---- ---- ----              ---- --- ---- ---- ---- --- ---- ----                   ---

               --- ---- ---- ----            ----           ----         ----                ---- ---                ----
Plan Type                          Confirm         Owner          Bill          Submarket              Higher int.
               --- ---- ---- ----            ----           ----         ----                ---- ---                ----

          --- ---- ---- ---- ---                 ----                 ---- ---- ---- --- ---- ---- ---- ---
SIRI                               Sep. Acct.          Exper. Dte.
          --- ---- ---- ---- ---                 ----                 ---- ---- ---- --- ---- ---- ---- ---

               --- ---- ---- ---- ---            ----                ---- ----           ---- --- ---- ----
  Mstr. Bg.                              ABC           Alloc. Code               TPA
               --- ---- ---- ---- ---            ----                ---- ----           ---- --- ---- ----

                     ---- ---- ---      ---- ---- ---
Client Report
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